Exhibit 10.11


                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (the "SECURITY AGREEMENT") is dated as of the 23th
                                   ------------------
day  of  October,  2006  by and among XA, Inc., a Nevada Corporation ("XA"), The
                                                                      ----
Experiential Agency, Inc., XA Scenes, Inc., XA Interactive, Inc., and Fiori XA, Inc. (collectively the with XA, the "DEBTOR") and Vision Opportunity Master Fund, Ltd. (the "SECURED PARTY").
                    --------------

                              W I T N E S S E T H

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of the date hereof, as may be amended or supplemented from time to time (the "SPA"), the
                                                                      ----
Debtor  is  selling  to  the  Secured  Party  an  11% Senior Secured Convertible
Promissory Note, in the principal amount of $1,250,000, which is part of $1,500,000 in 11% Senior Secured Convertible Promissory Note financing (each, a "NOTE": and collectively, the "NOTES"); and
 ----                              -----

     WHEREAS, Debtor has agreed, pursuant to the terms and conditions of the SPA, in connection with the Financing, to secure the repayment of the Note, as more specifically provided herein;

     NOW, THEREFORE, in consideration of the foregoing, Debtor and the Secured Party agree as follows:

SECTION  1.  DEFINITIONS.
             -----------

     1.1  CERTAIN  DEFINED  TERMS. The following terms, as used herein, have the
          -----------------------
meanings  set  forth  below:

     "ACCOUNTS"  means  all  "accounts"  (as  defined  in  the UCC) now owned or
      --------
hereafter created or acquired by Debtor including all of the following now owned or hereafter created or acquired by Debtor: (a) accounts receivable, contracts, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to Debtor arising from the sale, lease or exchange of goods or other property or the performance of services; (b) Debtor's rights in, to and under all purchase orders for goods, services or other property; (c) Debtor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, repletion, reclamation and rights to stoppage in transit); (d) monies due to or to become due to Debtor under all contracts for the sale, lease or exchange of goods or other property or the performance of services (whether or not yet earned by performance on the part of Debtor); and (e) Proceeds of any of the foregoing and all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing.

     "COLLATERAL"  has  the  meaning  assigned  to  that  term  in  SECTION  2.
      ----------                                                    ----------

     "COMPUTER  SOFTWARE"  or  "SOFTWARE"  means  a  computer  program  and  any
      ----------------------------------
supporting information provided in connection with a transaction relating to the program.

     "CONTRACTS"  means  all  contracts  and agreements (as defined in the UCC).
      ---------

     "COPYRIGHTS" means collectively all of the following now owned or hereafter
      ----------
created or acquired by Debtor: (a) all literary works, derivative works, works for hire, compositions, compilations of all or some of the foregoing, whether published or unpublished, all registrations or recordings thereof, and all applications in connection therewith including registrations, recordings and applications in the Copyright Office of the United States, or any other country;
(b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements or any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

     "DEBTOR"  has the meaning assigned to that term in the introduction to this
      ------
Security  Agreement.

     "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts
      ---------
covering, evidencing or representing goods now owned or hereafter acquired by Debtor.

     "EQUIPMENT"  means  all  "equipment"  (as  defined in the UCC) now owned or
      ---------
hereafter acquired by Debtor including all machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

     "EVENT  OF  DEFAULT" has the meaning assigned to that term in SECTION 8(A).
      ------------------                                           -----------

     "FIXTURES"  means  all  of the following now owned or hereafter acquired by
      --------
Debtor: plant fixtures; business fixtures; other fixtures and storage office facilities, wherever located; and all additions and accessions thereto and replacements therefor.

     "GENERAL  INTANGIBLES"  means  all "general intangibles" (as defined in the
      --------------------
UCC) now owned or hereafter acquired by Debtor including all right, title and interest of Debtor in and to: (a) all Software of the Debtor, including all source code and object code thereto; (b) all agreements, leases, licenses and contracts to which Debtor is or may become a party; (c) all obligations or indebtedness owing to Debtor (other than Accounts) from whatever source arising;
(d) all tax refunds; (e) Intellectual Property; and (f) all trade secrets and other confidential information relating to the business of Debtor.

     "INSTRUMENTS"  means  all  "instruments"  "chattel  paper"  or  "letters of
      -----------
credit" (each as defined in the UCC) including promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by Debtor.

     "INTELLECTUAL  PROPERTY"  means  collectively  all  of  the  following:
      ----------------------
Copyrights,  Copyright  Licenses,  Patents,  Trademarks  and Trademark Licenses.

     "INVENTORY"  means  all  "inventory"  (as defined in the UCC), now owned or
      ---------
hereafter acquired by Debtor, wherever located including finished goods, raw materials, work in process and other materials and supplies (including packaging and shipping materials) used or consumed in the manufacture or production thereof and goods which are returned to or repossessed by Debtor.

     "PROCEEDS"  means  all  proceeds  of,  and  all  other  profits, rentals or
      --------
receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, any Collateral including all claims of Debtor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

     "SECURED  OBLIGATIONS"  has the meaning assigned to that term in SECTION 3.
      --------------------

     "SECURITY  AGREEMENT"  means  this Security Agreement as it may be amended,
      -------------------
supplemented  or  otherwise  modified  from  time  to  time.

     "SECURITY  INTERESTS"  means  the  security  interest  granted  pursuant to
      -------------------
SECTION 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Security Agreement.

     "SUBSIDIARIES" has the meaning assigned to that term in the introduction to
      ------------
this  Security  Agreement.

     "TRADEMARKS" means collectively all of the following now owned or hereafter
      ----------
created or acquired by Debtor: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, domain names and domain name registrations, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof (to the extent Debtor can register such corporate, company or business name as a trademark), and all applications in connection therewith including registrations, recordings and applications in the Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; (c) all income, royalties, damages and payments now or hereafter due or payable under any of the foregoing or with respect to any of the foregoing including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing;
(e)  all  rights corresponding to any of the foregoing throughout the world; and
(f)  all  goodwill  associated  with  and  symbolized  by  any of the foregoing.

     "UCC"  means the Uniform Commercial Code as in effect on the date hereof in
      ----
the State of Illinois, Nevada, or such state as property and/or fixtures may be located, as the case may be, as amended from time to time, and any successor statute; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

     1.2  OTHER  DEFINITION  PROVISIONS. References to "SECTIONS" "SUBSECTIONS,"
          -----------------------------                 ---------  -----------
"EXHIBITS"  and  "SCHEDULES"  shall  be  to  Sections, subsections, Exhibits and
 --------         ---------
Schedules, respectively, of this Security Agreement unless otherwise specifically provided. References to the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

SECTION  2.  GRANT  OF  SECURITY  INTEREST.
             -----------------------------

     In order to secure the payment and performance of the Secured Obligations in accordance with the terms thereof, except as otherwise specifically provided in this Security Agreement, the Debtor hereby grants to the Secured Party, a continuing first priority security interest and lien in and to all right, title and interest of Debtor in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located, which first priority security interest shall be pari passu to the first priority security interest of the Prior Purchasers (as defined in the SPA) and the other purchasers who invest during the offering to which this Security Agreement is a part), and subject only to the prior first priority security interest of LaSalle Bank National Association (all being collectively referred to as the "COLLATERAL").

          (a)  Accounts;

          (b)  Inventory;

          (c)  Computer  Software;

          (d)  General  Intangibles;

          (e)  Documents;

          (f)  Instruments;

          (g)  Equipment;

          (h)  Fixtures;

          (i)  Contracts;

          (j) All deposit accounts of Debtor maintained with any bank or financial institution;

          (k) All books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described in subparts (a) - (k) above or are otherwise necessary or helpful in the collection thereof or realization thereon;

          (l) any and all other assets of the Debtor, whether currently held or hereafter acquired; and

          (m) Proceeds of all or any of the property described in subparts (a) -
     (l)  above.

Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Debtor shall have the exclusive, non-transferable right and license to use the Collateral and the exclusive right to sell, transfer, convey, rent, lease, and grant to third parties licenses and sublicenses with respect to the Collateral, provided that any such sale, transfer, conveyance, rental, lease, license or sublicense is effected in the Debtor's ordinary course of business. In the event that the Debtor sells any of its inventory in the ordinary course of business, such shall be transferred without any liens under the terms of this Security Agreement.

SECTION  3.  SECURITY  FOR  OBLIGATIONS.
             --------------------------

     This Security Agreement secures the payment and performance of all obligations, liabilities, duties and covenants of Debtor to the Secured Party with respect to the Notes, plus any and all accrued (and accruing) but unpaid interest on all such indebtedness (all such debts, obligations and liabilities of Debtor being collectively called the "SECURED OBLIGATIONS").
                                               --------------------

SECTION  4.  DEBTOR  REMAINS  LIABLE.
             -----------------------

     Anything herein to the contrary notwithstanding: (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Secured Party of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral; and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION  5.  REPRESENTATIONS  AND  WARRANTIES. Debtor represents and warrants as
             --------------------------------
follows:

     5.1.  BINDING  OBLIGATION;  AUTHORIZATION.  This Security Agreement and the
          ------------------------------------
Note are legally valid and binding obligations of Debtor, enforceable against it in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally. The execution, delivery and performance of this Security Agreement and the Note by the Debtor has been duly approved by the Board of Directors of the Debtor and all other actions required to authorize and effect the granting of the Security Interests and the issuance of the Note has been duly taken and approved by the Debtor.

     5.2.  LOCATION  OF  EQUIPMENT  AND  INVENTORY.  All  of  the  Equipment and
           ---------------------------------------
Inventory  is  located  at  the  places  specified  on  SCHEDULE  I.

     5.3.  OWNERSHIP  OF  COLLATERAL;  OUTSTANDING  LOANS.  The Company owns the
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Collateral  free  and  clear  of any liens, security interests, charges or other encumbrances (collectively, "LIENS"). No financing statement or other form of Lien notice covering all or any part of the Collateral is on file in any recording office, except for those in favor of the Secured Party.

     5.4.  OFFICE  LOCATIONS; FICTITIOUS NAMES. The chief place of business, the
           -----------------------------------
chief executive office and the office where Debtor keeps its books and records are located at the places specified on SCHEDULE I.

     5.5.  PERFECTION.  This  Security  Agreement  creates a valid and perfected
           ----------
security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken (or will be taken immediately after the Closing , as defined in the SPA, by the Debtor at the request of the Secured Party); provided, nothing herein constitutes a representation as to actions that must be taken, if any, to perfect a security interest in any item of Equipment, the ownership of which is evidenced by a certificate of title.

     5.6.  GOVERNMENTAL  AUTHORIZATIONS.  No  authorization,  approval  or other
           ----------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required either (a) for the grant by Debtor of the Security Interests granted hereby or for the execution, delivery or performance of this Security Agreement and/or the Note by Debtor or (b) for the perfection of or the exercise by the Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of Debtor or the Secured Party).

     5.7.  ACCURATE INFORMATION. All information heretofore, herein or hereafter
           --------------------
supplied to the Secured Party by or on behalf of Debtor with respect to the Collateral is and will be accurate and complete in all material respects.

SECTION  6.  FURTHER  ASSURANCES;  COVENANTS.
             -------------------------------

     6.1.  OTHER  DOCUMENTS  AND ACTIONS. Debtor will, from time to time, at its
           -----------------------------
expense, immediately execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce their rights and remedies hereunder with respect to any

Collateral. Without limiting the generality of the foregoing, Debtor will immediately upon request of the Secured Party: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby (in such jurisdictions and with such officers as the Secured Party so request); (b) upon demand by the Secured Party exhibit the Collateral to allow inspection of the Collateral by the Secured Party or persons designated by the Secured Party; and (c) upon the Secured Party's request, appear in and defend any action or proceeding that may affect Debtor's title to or the Secured Party's security interest in the Collateral.

     6.2.  BUSINESS  LOCATIONS. Debtor will keep the Collateral at the locations
           -------------------
specified  on  SCHEDULE  I  hereto.
               -----------

     6.3. INSURANCE. At its sole expense, the Debtor shall insure the Collateral
          ---------
at all times for the full insurable value thereof against casualty and theft and against such other risks, in such form and with such insurers, as may be satisfactory to the Secured Party from time to time. In addition, each such policy shall (i) name the Secured Party as mortgagee and loss payee as its interest may appear and name the Secured Party as an additional insured relating to liability risks, (ii) provide that no act of omission or commission or misrepresentation or breach of warranty by the Debtor shall affect the Secured Party's rights thereunder, (iii) provide that the Secured Party shall not be liable for any premiums or other amounts and (iv) upon the agreement of the insurer, at the Debtor's request, provide that the insurer shall give the Secured Party not less than twenty (20) days' prior written notice of cancellation or lapse. If the Debtor shall fail at any time to maintain such insurance, the Secured Party may obtain such insurance coverage and the Debtor agrees to reimburse the Secured Party therefor on demand with interest thereon at the rate specified in the Note. The Debtor shall notify the Secured Party promptly if any loss or casualty relating to the Collateral occurs.

     6.4.  TAXES  AND CLAIMS. Debtor will pay promptly when due all property and
           -----------------
other taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Collateral (including claims for labor, materials and supplies), except to the extent the validity thereof is being contested in good faith.

     6.5.  USE OF COLLATERAL. Debtor will not use or permit any Collateral to be
           -----------------
used unlawfully or in violation of any provision of this Security Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering any of the Collateral.

     6.6.  CONDITION  OF COLLATERAL. The Debtor shall maintain the Collateral in
           ------------------------
good condition and operate the Collateral with reasonable care and caution and the Debtor hereby indemnifies and holds the Secured Party harmless from any and all loss, damage and liability suffered, incurred or asserted by or against the Secured Party as a result of the use and operation of the Collateral.

     6.7.  RECORDS  RELATING  TO  COLLATERAL.  The  Debtor will keep its records
           ---------------------------------
concerning  the  Collateral at its address designated on SCHEDULE I hereof or at
                                                         ----------
such other place or places of which the Secured Party shall have been notified in writing upon no less than ten (10) days' advance written notice. The Debtor
(a) will hold and preserve such records and will permit representatives of the Secured Party at any time during normal business hours without disrupting the Debtor's business to examine, inspect and to make abstracts from such records and (b) will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time request.

     6.8.  OTHER INFORMATION. Debtor will, promptly upon request, provide to the
           -----------------
Secured Party all information and evidence they may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Secured Party to enforce the provisions of this Security Agreement.

SECTION  7.  TRANSFERS  AND  OTHER  LIENS.
             ----------------------------

     Except  in  the  ordinary  course  of  business,  Debtor  shall  not:

          (a) Sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral; or

          (b) Create or suffer to exist any Liens with respect to any of the Collateral to secure indebtedness of any Person except for (i) the Security Interests created by this Security Agreement, (ii) any Liens and/or security interests existing prior to the date of this Security Agreement;
     (iii) any security interests that are junior and subordinate to the Security Interests created by this Security Agreement, and (iv) any purchase money security interests required in connection with Debtor's purchase or lease of Equipment.



SECTION  8.  EVENTS  OF  DEFAULT;  REMEDIES
             ------------------------------

          (a)  Each  of  the following events shall be an "EVENT OF DEFAULT" (i)
                                                           ----------------
     the non-payment of any of the Secured Obligations; (ii) the failure of the Debtor to observe or perform any other term, provision or condition of the SPA, the Notes, the Warrants (as defined in the SPA), or this Security Agreement, after receipt of notice from the Secured Party of such failure to observe or perform and the failure of the Debtor to cure such non-performance or non-observance within fifteen (15) days after receipt thereof; (iii) dissolution or termination of existence of, or the suspension or termination of operations of the Debtor; (iv) the inability of the Debtor, or the Debtor's admission that it is unable, to pay its debts as they become due or any petition in bankruptcy is filed by or against the Debtor, or any proceeding in bankruptcy, or under any other laws of any jurisdiction relating to the relief of debtors is commenced against the Debtor for the relief or readjustment of any indebtedness of the Debtor, either through reorganization, composition, extension or otherwise, (v) the appointment of a receiver of any property of the Debtor,
     (vi) the making by the Debtor of any assignment for the benefit of creditors or the taking advantage of any insolvency law; (vii) any seizure, vesting, or intervention by or under authority of a government, by which the management of the Debtor is displaced or its authority in the conduct of its business is curtailed; or (viii) any representation or warranty contained the Note or this Security Agreement, shall prove to be materially false when made.

          (b) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to them, all the right and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (a) require Debtor to, and Debtor hereby agrees that it will, at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Debtor; (b) without notice or demand or legal process, enter upon any premises of Debtor and take possession of the Collateral; and (c) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, at least two (2) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, the Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of the Secured Party. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. All cash proceeds received by the Secured Party resulting from the disposition of or collection from the Collateral may be held by the Secured Party as collateral for the Secured Obligations and/or then or at any time thereafter applied in payment of all or any of the Secured Obligations in such order as the Secured Party shall elect. The balance of such cash proceeds held by the Secured Party and remaining after payment in full of the Secured Obligations shall be paid over to the Debtor or to the person who may be lawfully entitled to such balance. The remedies provided in this Security Agreement are cumulative and not exclusive of any other remedies provided by law including, without limitation, any rights of setoff available to the Secured Party.

SECTION  9.  LIMITATION ON DUTY OF THE SECURED PARTY WITH RESPECT TO COLLATERAL.
             ------------------------------------------------------------------

     Beyond the safe custody thereof, the Secured Party shall have no duty with respect to any Collateral in their possession or control (or in the possession or control of the Secured Party or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which they accord their own property. The Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Secured Party in good faith.

SECTION  10.  SECURED  PARTY  APPOINTED  ATTORNEY-IN-FACT.
              -------------------------------------------

     Debtor hereby irrevocably appoints the Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor to take any action and to execute any instrument that the Secured Party may deem necessary and/or advisable as follows:

          (a) to obtain and adjust insurance required to be paid to the Secured Party if Debtor has not done so in the ordinary course of its business;

          (b) to ask, demand, collect, sue for, recover, compound, receive and give receipts for moneys due and to become due under or in respect of any of the Collateral upon the occurrence of an Event of Default;

          (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (a) and (b) above upon the occurrence of an Event of Default;

          (d) to file any claims or take any action or institute any proceedings that the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral if Debtor has not done so in the ordinary course of its business;

          (e) to pay or discharge taxes or liens, levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, and such payments made by the Secured Party to become obligations of Debtor to the Secured Party, due and payable immediately without demand if Debtor has not done so in the ordinary course of its business;

          (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral upon the occurrence of an Event of Default;

          (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and Debtor's expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize on the Collateral upon the occurrence of an Event of Default; and

          (h) to accomplish the purposes of this Security Agreement if Debtor has not done so in the ordinary course of its business.

     Neither the Secured Party nor any person designated by the Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as this Security Agreement shall remain in force.

SECTION  11.  EXPENSES.
              --------

     Debtor shall pay all insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, all costs, fees and expenses of perfecting, and maintaining the Security Interest, any and all excise, property, sales and use taxes imposed by any state, federal or local authority on any of the Collateral, or with respect to periodic appraisals and inspections of the Collateral, or with respect to the sale or other disposition thereof. If Debtor fails to promptly pay any portion of the above expenses when due or to perform any other obligation of Debtor under this Security Agreement, the Secured Party may, at their option, but shall not be required to, pay or perform the same and charge Debtor's account for all costs and expenses incurred therefor, and Debtor agrees to reimburse the Secured Party therefor on demand. All sums so paid or incurred by the Secured Party for any of the foregoing, any and all other sums for which Debtor may become liable hereunder and all costs and expenses (including reasonable and documented attorneys' fees, legal expenses and court costs) incurred by the Secured Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Security Agreement, the Notes, the Warrants and/or the SPA shall be payable on demand, shall constitute Secured Obligations and shall be secured by the Collateral.

SECTION  12.  TERMINATION  OF  SECURITY  INTERESTS;  RELEASE  OF  COLLATERAL.
              --------------------------------------------------------------

     Upon payment in full of all Secured Obligations, including the aggregate principal amount of the Note, including all Interest, the Security Interests shall immediately terminate and all rights to the Collateral shall revert to Debtor automatically and without the need for further action to be taken on the part of the Debtor or the Secured Party. Upon such termination of the Security Interests or release of any Collateral, the Secured Party will, at the expense of Debtor, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

SECTION  13.  NOTICES.
              -------

     All notices, requests, demands and other communications provided for hereunder shall be in writing and directed to the applicable party at the addresses set forth on the signature page hereof or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. Notice to the Secured Party on terms designated in this SECTION 14 shall be deemed proper
                                               ----------
notice the Secured Party. All such notices, requests, demands and other communication shall be deemed given upon the earlier to occur of (i) the third day following deposit thereof with the United States Postal Service for mailing via certified or registered mail, return receipt requested, or (ii) the actual receipt by the party to whom such notice is directed.

SECTION  14.  WAIVERS,  NON-EXCLUSIVE  REMEDIES.
              ---------------------------------

     No failure on the part of the Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Note or this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right under the Note or this Security Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Security Agreement and/or the Note are cumulative and are not exclusive of any other remedies provided by law.

SECTION  15.  SUCCESSORS  AND  ASSIGNS.
              ------------------------

     This Security Agreement is for the benefit of the Secured Party and each of its successors and assigns, and in no event shall the Debtor without the prior express written consent of the Secured Party, assign all or any portion of the Secured Obligations, the rights hereunder, or the Note. This Security Agreement shall be binding on Debtor and its successors and all permitted assigns.

SECTION  16.  SEVERABILITY.
              ------------

     If any provisions hereof are invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

SECTION  17.  CHANGES  IN  WRITING.
              --------------------

     No amendment, modification, termination or waiver of any provision of this Security Agreement or consent to any departure by Debtor therefrom, shall in any event be effective without the written concurrence of the Secured Party, and the Debtor.

SECTION  18.  APPLICABLE  LAW,  ETC.
              ---------------------

     This Security Agreement will be governed by and construed exclusively under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern

District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address will be deemed in every respect effective service of process upon it, in any such suit, action or proceeding.

SECTION  19.  ACTIONS  BY  SECURED  PARTY;  DISTRIBUTIONS.
              -------------------------------------------

     Unless otherwise specifically provided herein, wherever this Security Agreement provides for actions to be taken by the Secured Party, or any determination to be made by the Secured Party, the actions of those Holders representing, in the aggregate, more than 50% of the outstanding Note shall represent the actions or agreement of the Secured Party. In addition, whenever the Secured Party is entitled to the distribution of monies, Collateral or any other property, pursuant to the terms of this Security Agreement, such monies, Collateral and/or other property shall be distributed to the Secured Party, on a pro-rata basis, based on the outstanding principal amounts under the Note.

SECTION  20.  HEADINGS.
              --------

     Section and subsection headings in this Security Agreement are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purpose or be given any substantive effect.

SECTION  21.  EXECUTION.
              ---------

     This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

SECTION  22.  WAIVER  OF  JURY  TRIAL.
              -----------------------

     DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT. DEBTOR AND SECURED PARTY ALSO WAIVE ANY BOND OR INDEMNITY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF DEBTOR OR THE SECURED PARTY HERETO. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

DEBTOR AND SECURED PARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS SECURITY AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. DEBTOR AND SECURED PARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SECURITY AGREEMENT. IN THE EVENT OF LITIGATION. THIS SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                             SIGNATURE PAGE FOLLOWS

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the day first above written.

                                         DEBTORS:

                                         XA, INC.


                                         By: /s/ Joseph Wagner
                                            ----------------------------------
                                                Name:  Joseph Wagner
                                                Title:  President and CEO

                                         XA SCENES, INC.


                                         By: /s/ Joseph Wagner
                                            ----------------------------------
                                                Name:  Joseph Wagner
                                                Title:  President and CEO

                                         THE EXPERIENTIAL AGENCY, INC.


                                         By: /s/ Joseph Wagner
                                            ----------------------------------
                                                Name:  Joseph Wagner
                                                Title:  President and CEO

                                         XA INTERACTIVE, INC.


                                         By: /s/ Joseph Wagner
                                            ---------------------------------
                                                 Name:  Joseph Wagner
                                                 Title:  President and CEO

                                         FIORI XA, INC.


                                         By: /s/ Darren Andereck
                                            ---------------------------------
                                                  Name: Darren Andereck
                                                  Title: President

                                 SECURED PARTY:


                                 Vision Opportunity Master Fund, Ltd.
                                 ------------------------------------




                              By: /s/ Adam Benowitz
                                 ----------------------------
                                  Name: Adam Benowitz
                                  Title: Portfolio Manager

                        SCHEDULE I TO SECURITY AGREEMENT
                        --------------------------------

Locations  of  Equipment,  Inventory, Books and Records, Chief Executive Officer


Locations  of  Equipment  and  Inventory:
----------------------------------------

     Chicago,  Illinois  -  Event  decor,  furniture  and  fixtures

          Office - John  Hancock  Center,  875  North  Michigan  Avenue,  Suite
               2626,  Chicago,  Illinois  60611  - The Experiential Agency, Inc.

          Design Center  -  3524  North  Halsted,  Chicago,  IL  60657  - Fiori,
               XA,  Inc.

     Bergen, New  Jersey  (warehouse)  -  Event  decor,  furniture  and fixtures
          1435  51st  Street  North  Bergen,  NJ - The Experiential Agency, Inc.


     New York, New York and Manhattan, New York - (office space and warehouse),- Event decor, furniture and fixtures

          New  York Office  and  venue  -  636  West  28th  Street, Floor 9, New
               York,  NY  10001  -  XA  Scenes,  Inc.

     Los  Angeles,  California  (office  equipment)

          110 S. Fairfax, Suite 210, Los Angeles, CA 90036 The Experiential Agency, Inc.

Location  of  Books  and  Records  and  Chief  Executive  Officer:
-----------------------------------------------------------------

     John Hancock  Center,  875  North  Michigan  Avenue,  Suite  2626, Chicago,
          Illinois  60611  -  The  Experiential  Agency,  Inc.